                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
--------------------------------------------------------------------------------

                                    FORM 8-K
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)                January 25, 2001

                   APARTMENT INVESTMENT AND MANAGEMENT COMPANY
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

         MARYLAND                     1-13232                     84-1259577
----------------------------        ------------             -------------------
(State or other jurisdiction        (Commission               (I.R.S. Employer
   of incorporation or              File Number)             Identification No.)
      organization)

           COLORADO CENTER, TOWER TWO, 2000 SOUTH COLORADO BOULEVARD,
                       SUITE 2-1000, DENVER, CO 80222-4348
           ----------------------------------------------------------
               (Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code                (303) 757-8101

                                 NOT APPLICABLE
--------------------------------------------------------------------------------
          (Former name or Former Address, if Changed Since Last Report)

ITEM 5. OTHER EVENTS.

         The press release of Apartment Investment and Management Company, dated January 25, 2001, attached hereto as Exhibit 99.1 is incorporated herein by reference.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

          (c)     Exhibits

                  The following exhibits are filed with this report:

                  Exhibit Number         Description

                  99.1 Press Release of Apartment Investment and Management Company, dated January 25, 2001.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

         Dated: January 31, 2001

                                      APARTMENT INVESTMENT
                                      AND MANAGEMENT COMPANY

                                      By: /s/ Paul J. McAuliffe
                                      ------------------------------------------
                                      Paul J. McAuliffe
                                      Executive Vice President--Capital
                                      Markets and Chief Financial Officer


                                      By: /s/ Thomas C. Novosel
                                      ------------------------------------------
                                      Thomas C. Novosel
                                      Senior Vice President and Chief Accounting
                                      Officer

                               INDEX TO EXHIBITS

EXHIBIT
NUMBER                   DESCRIPTION
-------                  -----------

   99.1                  Press Release of Apartment Investment and Management
                         Company, dated January 25, 2001.